TD WATERHOUSE FAMILY OF FUNDS, INC.

MONEY MARKET PORTFOLIO
U.S. GOVERNMENT PORTFOLIO
MUNICIPAL PORTFOLIO
CALIFORNIA MUNICIPAL MONEY MARKET PORTFOLIO
NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

SUPPLEMENT DATED NOVEMBER 21, 2005
TO THE PROSPECTUS DATED DECEMBER 29, 2004,
AS SUPPLEMENTED THROUGH THE DATE HEREOF
(THE “PROSPECTUS”)

The following information updates the information in the Prospectus regarding fees, expenses, and distribution arrangements.

The Board of Directors (the “Board”) of TD Waterhouse Family of Funds, Inc. (the “Company”) approved the designation of all outstanding shares of the Money Market Portfolio as Investor Class shares. The rights and privileges of the shares are unchanged. The Board also approved the designation of 25,000,000,000 authorized, but unissued, shares of the Money Market Portfolio as Premium Class shares. The Premium Class has not yet commenced operations.

In addition, the Board approved a Distribution Plan for each of the Portfolios, providing for the payment of a Rule 12b-1 distribution fee of up to 0.45% (0.365% in the case of the Premium Class) of the average daily net asset value of each Portfolio (or class, in the case of the Money Market Portfolio). The implementation of each Distribution Plan relating to the Investor Class of the Money Market Portfolio and the other Portfolios is subject to shareholder approval at a meeting currently scheduled for January 31, 2006. Shareholders of record on November 18, 2005 will have the right to vote on the Distribution Plan for their Portfolio (or class).

Shareholders should retain this Supplement for future reference.